Strategic Expansion in St. George with Acquisition of May 31, 2017 Exhibit 99.2

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements about our industry, our future financial performance and our plans and objectives. These forward-looking statements are subject to risks and uncertainties, and are based on our management’s current expectations, beliefs, projections, plans and strategies, anticipated events or trends and similar expressions, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors set forth in our SEC filings. Many of these factors are beyond our control. Such factors could cause actual results to differ materially from the results discussed or implied in the forward-looking statements. These factors include, but are not limited to: •The credit and concentration risks of our lending activities; •Changes in general economic conditions, either nationally or in our market areas; •Competitive market pricing factors and interest rate risks; •Market interest rate volatility; •Investments in new branches and new business opportunities; •Balance sheet (for example, loans) concentrations; •Fluctuations in demand for loans and other financial services in our market areas; •Changes in legislative or regulatory requirements or the results of regulatory examinations; •The ability to recruit and retain key management and staff; •Risks associated with our ability to implement our expansion strategy and merger integration; •Stability of funding sources and continued availability of borrowings; •Adverse changes in the securities markets; •The inability of key third-party providers to perform their obligations to us; •Changes in accounting policies and practices and the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; and •These and other risks as may be detailed from time to time in our filings with the Securities and Exchange Commission. In addition, closing of the transaction discussed in this presentation will be contingent on meeting certain conditions, including the receipt of federal and state regulatory approval and shareholder approval. In particular, statements about the timing and likelihood of the consummation of the acquisitions, revenue enhancements of the combined entities on a go-forward basis, the successful integration of their respective employees and customers, and anticipated size and value of the combined entity, as well as statements that anticipate these events, are forward-looking in nature. Integration of the acquired operations may take longer or prove more expensive than we anticipate, and may distract management from our operations. We may also change our plans or take additional actions that differ in material ways from our current intentions. The Company cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, vote or approval. TC intends to seek shareholder approval of the proposed merger. This presentation is not a substitute for any documents to be distributed to the shareholder of TC. Safe Harbor

People’s Utah Bancorp (“PUB”), announced an agreement to acquire Town & Country Bank, Inc. (“T&C”) headquartered in St. George, Utah T&C is a $135 million asset size bank with a branch in St. George, Utah and a loan production office in Sandy, Utah Consideration mix of 65% in PUB common stock and 35% in cash Each T&C shareholder will receive a unit consisting of 0.2978 shares of PUB common stock and $4.28 per share in cash Based on the PUB closing price of $25.55 on May 30, 2017, the transaction would result in an aggregate value of $20.9 million, or $11.89 per fully diluted T&C common share Following the closing of the transaction, T&C Bank will be merged into People’s Intermountain Bank (“PIB”), the wholly owned bank of PUB, and will operate as People’s Town & Country, a Southern Utah division of PIB The current Bank of American Fork branch in St. George will be consolidated into the new division and operate under the new name T&C’s loan production office will be consolidated with PIB’s existing Sandy branch Transaction Overview

Strategic Rationale In-market transaction will strengthen PUB’s relatively new footprint in the St. George MSA Pro forma gross loans of approximately $133 million and deposits of $128 million St. George is the fastest growing MSA in Utah and is supported by a diverse regional economy T&C is a seasoned SBA lender and has a well structured platform that is complementary to PUB Financially compelling transaction under PUB’s conservative modeling assumptions with modest tangible book dilution, strong earnings accretion and sensible payback period of under 3 years Transaction marks PUB’s second M&A transaction in the Utah market in the last four years and first transaction post-IPO

Transaction Multiples and Structure Transaction Value Total aggregate consideration of $20.9 million(1) $11.89 per fully diluted T&C common share(2) Transaction Multiples Price / tangible book value of 146.2%(3) Price / LTM earnings (3/31/17) of 24.2x Price / MRQ earnings (3/31/17) of 11.8x Price / forecasted 2017 earnings of 17.4x(4) Consideration Structure Consideration mix of 65.0% in PUB common stock and 35.0% in cash Town & Country Bank shareholders will receive 0.2978 shares of PUB common stock and $4.28 per share in cash Town & Country shareholders to own approximately 2.9% of PUB post-transaction Fixed exchange ratio with collars set between $21.36 and $32.04 and double trigger below $22.70 and above $30.71 Adjustments to Consideration Aggregate purchase price calculation is subject to certain adjustments and/or reductions: Base deal value between $19.0 and $21.5 million, subject to annualized earnings levels Escrow holdback equal to $1.5 million of the cash consideration to be held for 18 months post closing T&C delivering the minimum required tangible common equity at close of $14.3 million T&C delivering $107.5 million in gross loans at closing Asset quality protections until close Based on the closing price of $25.55 for PUB shares on May 30, 2017 Includes preferred shares conversion and all options and warrants exercised prior to closing Based on minimum capital to be delivered of $14.3 million Based on forecasted 2017 earnings provided by T&C management

Merger Assumptions and Pro Forma Impact Pro Forma Financial Impact to PUB Immediately accretive to EPS with $0.09 accretion or 5.9% in 2018 Tangible book value dilution of 1.85% with payback in less than 3 years Above 18% internal rate of return Loan Mark / CDI Fair value discount of approximately 4% of gross loans, or $4.0 million Core deposit intangibles of 1.5% amortized over 10 years Transaction Costs Pre-tax one-time transaction costs of $2.8 million T&C receives an expense basket of $1.985 million to cover deal related expenses including vendor termination and de-conversion costs, professional fees, change-in-control payments to management and the board of directors and D&O tail coverage Cost Savings Estimated cost savings of 30.0% ($1.7 million in 2018) of Town & Country’s non-interest expense with savings 100% realized in 2018 Approvals and Closing Closing expected in Q4 2017 Subject to regulatory approval and T&C Bank shareholder approval Source: Merger agreement

Founded in 2008 and headquartered in St. George, Utah Well respected community bank with strong customer relationships in St. George Market ROAA has ranged between 0.45% and 1.94% over the last three years 20% loan growth over the last-twelve-months ended March 31, 2017 Experienced SBA lender Strong deposit base with 25.7% non-interest bearing deposits Overview of Town & Country Bank Franchise Highlights Branch Footprint T&C St. George Branch Source: SNL financial, call report data as of 3/31/2017 (1) Excluding restructured loans T&C Branch T&C LPO

Largest MSA in Southern Utah and most populous city outside the Wasatch front St. George is the fastest growing MSA in Utah and one of the top 10 fastest growing in the United States Population in the St. George MSA grew 16.6% over the last five years and is expected to grow 8.9% from 2016-2021 vs. the 3.8% nationwide estimate Diverse regional economy driven by tourism, transportation and healthcare Strategically located along the I-15 corridor Serves as the gateway to Utah’s five National Parks “The Mighty 5” including Zion, which recorded a record 4.3 million visitors in 2016 Washington County added almost 3,800 jobs in 2016 (growth rate of 6.4 percent) Current unemployment rate in Washington County of 3.5% is well below the national average St. George Market Dynamics Sources: SNL Financial, Forbes, National Parks Service, U.S. Bureau of Labor Statistics, U.S. Census Bureau, William Carr Gallery Forbes Ranked St. George the Number 1 Top Small City for Jobs in 2016

Strategic Expansion in St. George

With the T&C acquisition, PUB will become the 6th largest bank in Washington County on a depository basis PUB will remain the second largest bank headquartered in Utah and the largest community bank headquartered in the state Significant opportunity for PUB to increase market share and compete in the Southern Utah market Increased scale will assist PUB in capitalizing on both organic and M&A growth opportunities Growing Market Share in Southern Utah Utah Deposit Market Share Source: SNL Financial, 6/30/2016 deposit data Washington County Deposit Market Share

Valuable in-market acquisition opportunity that expands PUB’s existing platform in the robust St. George market Attractive market further strengthens PUB’s statewide franchise Consolidation of the current Bank of American Fork branch improves visibility and enhances savings With over $128 million in pro forma deposits, PUB gains a stronger foothold in Washington County Addition of a well regarded community bank with a highly skilled SBA team and lending platform Summary

Strategic and financially compelling transaction with conservative assumptions that adhere to PUB’s M&A criteria Notable earnings per share accretion with manageable tangible book value dilution earn back and desirable internal rate of return Ability to leverage capital raised in the IPO Enhances PUB’s position as the largest true “community bank” in Utah with over $1.8 billion in pro forma assets Summary (Continued)

Current PIB Divisions BAF and LSB have over 100 years of operating history